Great-West International Value Fund
Institutional Class Ticker: MXJVX
Investor Class Ticker: MXIVX

(the “Fund”)
Summary Prospectus
April 29, 2022
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestinvestments.com. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated April 29, 2022, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary
Prospectus.

Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies
(“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans
(“retirement plans”), and to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of
Great-West Funds. This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.03%	0.39%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.03%	0.04%
Total Annual Fund Operating Expenses	0.70%	1.06%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$224	$390	$871
Investor Class	$108	$337	$585	$1,294
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Fund will invest primarily in companies located outside the U.S., including those in emerging markets. The Fund may have significant investments in a particular country, a small number of countries, or a particular geographic region. The Fund may also invest in securities of companies of any size, including small and medium companies.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index which is representative of that country.
The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future. The Fund may invest in derivatives, including but not limited to forward foreign currency exchange contracts.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: LSV Asset Management (“LSV”) and Massachusetts Financial Services Company (“MFS”) (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”).
LSV employs a quantitative investment model that seeks to invest in undervalued international companies with high potential for near-term price appreciation.
MFS employs an active bottom-up investment approach that seeks to invest in companies that it believes are trading at a discount to their intrinsic value and focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace. MFS may also consider environmental, social and governance (“ESG”) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer.
GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to LSV and a 50% allocation of the Fund’s assets to MFS. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.

Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by LSV, requires adherence to a systematic, disciplined process. LSV's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Derivatives Risk - The use of derivative instruments, including but not limited to forward foreign currency exchange contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.

On April 27, 2018, the Fund added another Sub-Adviser, LSV, alongside the existing Sub-Adviser, MFS. Consequently, the Fund’s total returns shown below for the periods prior to April 27, 2018 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	16.80%
Worst Quarter	March 31, 2020	-21.81%
Average Annual Total Returns for the Periods Ended December 31, 2021
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	11.26%	10.05%	N/A	7.77%	5/1/2015
Investor Class	10.83%	9.65%	10.26%	N/A
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	10.89%	5.34%	5.81%	2.57%
Investment Adviser
GWCM
Sub-Advisers
LSV and MFS

Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
LSV
Josef Lakonishok	Founding Partner, CEO, CIO and Portfolio Manager	2018
Menno Vermeulen, CFA	Partner, Portfolio Manager	2018
Puneet Mansharamani, CFA	Partner, Portfolio Manager	2018
Greg Sleight	Partner, Portfolio Manager	2018
Guy Lakonishok, CFA	Partner, Portfolio Manager	2018
MFS
Benjamin Stone	Investment Officer	2009
Philip Evans	Investment Officer	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.